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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): FEBRUARY 12, 2001



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)


             DELAWARE                              001-15423                             76-0312499
     (State of Incorporation)                (Commission File No.)          (I.R.S. Employer Identification No.)

  1450 LAKE ROBBINS DRIVE, SUITE 600
         THE WOODLANDS, TEXAS                                                               77038
(Address of Principal Executive Offices)                                                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 297-8500

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ITEM 7.  EXHIBITS

         99.1    Press Release dated February 12, 2001
         99.2    Certain Restated Quarterly Financial Information

ITEM 9.  REGULATION FD DISCLOSURE

         On February 12, 2001, Grant Prideco reported its financial results for the fourth quarter of 2000 and the year ended December 2000. The press release announcing these results is attached as Exhibit 99.1 to this Form 8-K.

         During the fourth quarter of 2000, Grant Prideco, Inc. ("the Company") adopted Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements". Attached as Exhibit 99.2 to this Form 8-K are schedules setting forth our quarterly results for the first, second and third quarters of 2000 assuming we had adopted SAB 101 retroactively to January 1, 2000 . Filings of the 2000 quarterly information in the future will reflect these adjusted income statement amounts.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           GRANT PRIDECO, INC.



Date:  February 12, 2001                   /s/ PHILIP A. CHOYCE
                                           ------------------------
                                           Philip A. Choyce
                                           Vice President and
                                           General Counsel


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                                  Exhibit Index

99.1     Press Release dated February 12, 2001.
99.2     Certain Restated Quarterly Financial Information